UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2009 (May 18, 2009)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana	70801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code

(225) 388-8011

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of William M. Gottwald

On May 13, 2009, at the Annual Meeting of Shareholders (the “Annual Meeting”) upon the expiration of his current term, Dr. William M. Gottwald retired from the Board of Directors (the “Board”) of Albemarle Corporation (the “Company”). Dr. Gottwald served on the Board since 1999. Dr. Gottwald served as Vice Chairman of the Board since August 1, 2008 and was Chairman of the Board from 2001 until August 1, 2008. Prior to becoming Chairman, Dr. Gottwald served as Vice President—Corporate Strategy of the Company since 1996.

Approval of Amendment to Albemarle Corporation 2008 Incentive Plan

On May 13, 2009, at the Annual Meeting, upon recommendation of the Board, the shareholders approved the First Amendment (the “Amendment”) to the Albemarle Corporation 2008 Incentive Plan (the “2008 Incentive Plan”). The terms and conditions of the Amendment to the 2008 Incentive Plan are described on pages 44 through 47 of the 2009 Proxy Statement, which description is incorporated herein by reference. This description of the Amendment to the 2008 Incentive Plan is qualified in its entirety by reference to the full text of the Amendment, which is attached as Appendix A to the 2009 Proxy Statement and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 13, 2009, the Company’s Board amended Article II of the Company’s Amended and Restated Bylaws to decrease the size of the Board to nine directors. In addition, the Company’s Board changed the name of the Corporate Governance and Social Responsibility Committee to the Nominating and Governance Committee. The Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure

On May 12, 2009, the Company issued a press release announcing that the Board declared the quarterly dividend of $0.125 per share. The dividend is payable July 1, 2009, to shareholders of record at the close of business as of June 15, 2009. The annualized dividend rate is 50 cents per share.

Section 8 — Other Events

Item 8.01.	Other Events.

Reappointment of Charles E. Stewart as Lead Independent Director

On May 13, 2009, the Board reappointed Mr. Charles E. Stewart as Lead Independent Director. The responsibilities of the Lead Independent Director are described in the Company’s Corporate Governance Guidelines.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

3.2	Amended and Restated Bylaws of the Company, effective as of May 13, 2009.

10.1	First Amendment to the Albemarle Corporation 2008 Incentive Plan (filed as Appendix A to Albemarle Corporation’s definitive proxy statement filed on March 31, 2009 (No. 001-12658), and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2009

ALBEMARLE CORPORATION

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
3.2	Amended and Restated Bylaws of the Company, effective as of May 13, 2009.

10.1	First Amendment to the Albemarle Corporation 2008 Incentive Plan (filed as Appendix A to Albemarle Corporation’s definitive proxy statement filed on March 31, 2009 (No. 001-12658), and incorporated herein by reference).